UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

June 1, 2010

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-9204	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive
Suite 1700, LB 82 Dallas, Texas		75251
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Joint Development Agreement

On June 1, 2010, EXCO Production Company (PA), LLC (“EXCOPA”) and EXCO Production Company (WV), LLC (“EXCOWV” and, together with EXCOPA, the “EXCO Parties”), each wholly-owned indirect subsidiaries of EXCO Resources, Inc. (“EXCO”), entered into a Joint Development Agreement (the “Joint Development Agreement”) with BG Production Company, (PA), LLC (“BGPA”) and BG Production Company, (PA), LLC (“BGWV” and, together with BGPA, the “BG Parties”), each wholly-owned indirect subsidiaries of BG Group plc (“BG Group”) and EXCO Resources (PA), LLC (“OPCO”), a jointly owned subsidiary of EXCO Holding (PA), Inc. (“EXCO Holding”) and BG US Production Company, LLC (“BG”). The Joint Development Agreement was executed in connection with the closing of that certain Membership Interest Transfer Agreement, dated as of May 9, 2010 (the “Transfer Agreement”), between EXCO Holding and BG. Under the Joint Development Agreement and pursuant to the terms thereof, the EXCO Parties, BG Parties and OPCO will jointly fund, develop and operate certain oil and natural gas properties and related assets located in the States of Kentucky, New York, Ohio, Pennsylvania, Tennessee, Virginia and West Virginia. A description of the material terms of the Joint Development Agreement can be found in item 1.01 of EXCO’s Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on May 10, 2010.

The foregoing description of the Joint Development Agreement is not complete and is qualified in its entirety by the full text of the Joint Development Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Amended and Restated OPCO LLC Agreement

On June 1, 2010, EXCO Holding, BG and OPCO entered into a second amended and restated limited liability company agreement (the “OPCO LLC Agreement”) of OPCO. The OPCO LLC Agreement was executed in connection with the closing of the Transfer Agreement. The OPCO LLC Agreement sets forth the rights and obligations of EXCO Holding and BG with respect to their ownership of OPCO. A description of the material terms of the OPCO LLC Agreement can be found in item 1.01 of EXCO’s Form 8-K filed with the Commission on May 10, 2010.

The foregoing description of the OPCO LLC Agreement is not complete and is qualified in its entirety by the full text of the OPCO LLC Agreement, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Second Amended and Restated Midstream LLC Agreement

In connection with, and simultaneous to the closing of Transfer Agreement, EXCO Holding and BG have also agreed to enter into a second amended and restated limited liability company agreement of Appalachia Midstream, LLC (“Midstream”) (the “Midstream LLC Agreement”), which, among other things, sets forth the rights and obligations of EXCO Holding and BG (collectively, the “Members”) with respect to their ownership of Midstream.

Governance and management

The business and affairs of Midstream and its subsidiaries will generally be controlled by a board of managers (the “Board”), which will initially be composed of an equal number of representatives from EXCO and BG.

The Board has the authority to elect officers of Midstream, provided that, and subject to annual ratification by the Board, each officer shall serve a three year term. The President and General Manager will be the chief executive officer of Midstream and will be responsible for the day to day direction of Midstream and the implementation of decisions of the Board. Initially, the President and General Manager of Midstream will report to the President and General Manager of OPCO but this is subject to change in the event of certain specified events. If each of EXCO Holding and BG has at least a 25% member interest in Midstream, then EXCO Holding and BG shall jointly select the President and General Manager. However, if either EXCO Holding or BG undergoes a change in control (other than a change in control of its ultimate parent), then the other party shall have the exclusive right to nominate the President and General Manager for the next three years (with such right of nomination thereafter rotating amongst the Members every three years).

Development Work Program; Annual Work Program and Budget

Prior to the beginning of each year, the Board will approve and adopt a work program and budget for the upcoming calendar year (the “Annual Work Program and Budget”) and the business and operations of Midstream and its subsidiaries will be conducted in accordance with such Annual Work Program and Budget, subject to certain permitted overruns. The Members have agreed upon an Annual Work Program and Budget for the period from the date of execution of the Midstream LLC Agreement through December 31, 2010. The Board shall approve a 3-year capital development program for Midstream and its subsidiaries within 90 days of execution of the Midstream LLC Agreement (the “Program”). The Program may be amended at any time by the Board and the Board is required to amend and extend the Program on a rolling 2-year basis beginning in 2012.

If the Board is unable to approve an Annual Work Program and Budget for a relevant calendar year, then an Annual Work Program and Budget will automatically be deemed approved and will include:

•	the activities scheduled to be performed during the relevant year as set forth in the Program, if any, and associated costs reasonably required to implement such operations,

•	operating expenses equal to the amount of operating expenses expended in the previous year,

•	any multi-year expenditures previously approved by the Board that are attributable to the relevant year,

•	existing payment commitments to third parties under contracts to which Midstream or its subsidiaries are a party,

•	taxes payable by Midstream and its subsidiaries, and

•	payroll and benefits of all employees and charges to Midstream for secondees.

Contributions, distributions and capital accounts

Within 2 business days of the day upon which Midstream establishes a company bank account, Midstream will notify the Members and within 5 business days of such notice, each Member will make an initial capital contribution to Midstream.

After the closing, Members will be required to fund operations and business activities of Midstream and its subsidiaries as set forth in the Annual Work Program and Budget, but only to the extent that the cash reserves of Midstream are insufficient to fund such operations and business activities. To the extent that the cash reserves of Midstream exceed a certain agreed upon formula, Midstream will make distributions of any excess cash to the Members at the end of each calendar quarter. The Board has the authority to make distributions to the Members or to suspend distributions, at any time.

Profits and losses of Midstream, as well as tax allocations, shall be allocated among the Members based on each Member’s member interest. Additionally, Midstream will maintain capital accounts for each of the Members.

Default and reduction of member interest

Any Member that fails to pay in full any amounts owed under the terms of the Midstream LLC Agreement (including required capital contributions) shall be in default (a “Defaulting Member”). With certain limited exceptions, Defaulting Members shall have no right to, among other things:

•	with limited exceptions, elect to participate in proposals under the Midstream LLC Agreement,

•	vote on any matter under the Midstream LLC Agreement with respect to which approval from the Members is required (excluding amendments to the Midstream LLC Agreement),

•	call a meeting of the Board,

•	with limited exceptions, vote on most matters coming before the Board,

•	access data or information related to Midstream’s operations,

•	elect to participate in proposed New Business (defined below),

•	with certain exceptions, transfer or encumber its member interest,

•	withhold consent to transfer of another Member’s member interest or a change in control,

•	exercise certain preferential purchase rights, or participate in any Acquired Business (defined below).

•	elect to participate in the acquisition of any Midstream asset pursuant to the area of mutual interest provisions of the Midstream LLC Agreement.

From and after the later to occur of the 30 days following the time at which a Member becomes a Defaulting Member, a Defaulting Member will have no right to receive distributions from Midstream until such default is cured.

Additionally, if a Defaulting Member does not cure its default within 120 days after becoming a Defaulting Member, then any of the non-Defaulting Members may elect to reduce such Defaulting Member’s member interest based on an agreed upon formula. The reduction of a Defaulting Member’s member interest shall be treated as fully curing such Member’s default.

Transfer of member interests

From and after the closing under the Transfer Agreement until the third anniversary of such closing, no Member may transfer any part of its member interest to any non-affiliated person without the written consent of each other Member and any affiliate transferee may not transfer any part of such transferred member interest to any non-affiliated person or undergo a change in control (other than with respect to a change in control of its ultimate parent) without the written consent of each other Member. After this 3-year period, a Member may transfer all or any part of its member interest, provided that the transferee has the financial ability to perform its future payment obligations under the Midstream LLC Agreement and has the technical ability to participate in future operations. The Midstream LLC Agreement also contains other customary restrictions on the transfer of a Member’s member interest for a transaction of this nature.

Preferential purchase rights and change of control

The Members have a 60-day preferential purchase right in the event of a transfer of any other Member’s member interest or a change of control (other than the change in control of the ultimate parent company of a Member).

Acquired Business, New Business and Member Services

The Midstream LLC Agreement contains restrictions and limitations on midstream activities that the Members can conduct outside of Midstream and its subsidiaries in the AMI. Until January 1, 2020, if a Member directly or indirectly acquires or agrees to acquire certain midstream assets (the “Acquired Business”) in the States of New York, Pennsylvania and West Virginia (the “AMI”), the other Members have a right for a 60-day period to elect to acquire their member interest share of such Acquired Business on the same terms and conditions negotiated by the acquiring Member. If all non-acquiring Members elect to acquire an interest in the Acquired Business, then such Acquired Business will be held by Midstream or one of its subsidiaries. If less that all non-acquiring Members or no non-acquiring Members elect to acquire an interest in the Acquired Business, then the Midstream LLC Agreement sets forth the procedures which allow the Acquired Business to be owned and maintained outside of Midstream and its subsidiaries.

Until January 1, 2020, if a Member desires to commence certain midstream activities in the AMI that are not then included in any Annual Work Program and Budget, other than any Acquired Business (“New Business”), the other Members (the “non-proposing Members”) have a right for a 60-day period to participate in such New Business. If all non-proposing Members elect to participate in the New Business, then such New Business will be conducted by Midstream or its subsidiaries. If less that all non-proposing Members or no non-proposing Members elect to participate in the New Business, then the Midstream LLC Agreement sets forth the procedures which allow the New Business to be conducted, owned and maintained outside of Midstream and its subsidiaries.

In certain situations, Members have the right to require Midstream and its subsidiaries to provide certain transportation, gathering, treatment, processing or compression services to the Member at agreed upon rates and on agreed upon terms. Additionally, Members have the right to require Midstream and its subsidiaries to connect any assets and properties held by a Member outside of Midstream and its subsidiaries to Midstream’s and its subsidiaries’ gathering system and to require Midstream or one of its subsidiaries to provide certain construction and operating services to such Member, in each case, at rates and on terms agreed upon by the Members.

The foregoing description of the Midstream LLC Agreement is not complete and is qualified in its entirety by the full text of the Midstream LLC Agreement, a copy of which is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Amendment to Transfer Agreement

On June 1, 2010, EXCO Holding and BG Production entered into a letter agreement (the “Amendment”) principally to delete a covenant under the Transfer Agreement that restricted the use of the proceeds to be received by EXCO Holding upon consummation of the Transfer Agreement. The Amendment is effective as of May 9, 2010. The foregoing description of the Amendment is not complete and is qualified in its entirety by the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.4 and incorporated herein by reference.

Supplemental Indentures

On April 30, 2010, EXCO, EXCO Partners GP, LLC, EXCO GP Partners Old, LP, EXCO Partners OLP GP, LLC, EXCO Operating Company, LP, Vernon Gathering, LLC and Wilmington Trust Company, as trustee, executed a Ninth Supplemental Indenture (the “Ninth Supplemental Indenture”), pursuant to which EXCO Operating Company, LP and the other subsidiary parties thereto became subsidiary guarantors of EXCO’s 7 1/4% Senior Notes due January 15, 2011 (the “Senior Notes”).

On May 9, 2010, EXCO, EXCO Holding and Wilmington Trust Company, as trustee, executed a Tenth Supplemental Indenture (the “Tenth Supplemental Indenture”), pursuant to which EXCO Holding became a subsidiary guarantor of the Senior Notes.

On May 28, 2010, EXCO, EXCOPA, EXCOWV, BGPA, BGWV, OPCO, Midstream, EXCO Resources (XA), LLC and Wilmington Trust Company, as trustee, executed an Eleventh Supplemental Indenture (the “Eleventh Supplemental Indenture”), pursuant to which EXCOPA, EXCOWV, BGPA, BGWV, OPCO, Midstream, EXCO Resources (XA), LLC each became subsidiary guarantors of the Senior Notes. At the closing of the Marcellus Transaction (described below), BGPA, BGWV, OPCO and Midstream were each released as subsidiary guarantors of the Senior Notes.

The foregoing descriptions of the Ninth Supplemental Indenture, the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture are not complete and are qualified in their entirety by the full text of the Ninth Supplemental Indenture, the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture, copies of which are filed herewith as Exhibits 10.5, 10.6 and 10.7 and incorporated herein by reference.

Credit Agreement

Pursuant to the terms of EXCO’s Credit Agreement, dated April 30, 2010, by and among EXCO, as borrower, certain of its subsidiaries, as guarantors, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (the “Credit Agreement”), on June 1, 2010, EXCOPA, EXCOWV and EXCOXA each executed and delivered to the administrative agent separate Counterpart Agreements whereby, among other things, each of EXCOPA, EXCOWV and EXCOXA became guarantors under the terms of the Credit Agreement and granted to the administrative agent liens in certain of their respective assets to secure the obligations of EXCO under the Credit Agreement.

Section 2 – Financial Information

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Closing of Appalachia Upstream and Midstream Joint Development Transactions

On June 1, 2010, EXCO Holding and BG closed the transactions contemplated by the Transfer Agreement (the “Marcellus Transaction”). Under the Transfer Agreement, EXCO transferred to BG (a) 100% of the membership interests of BGPA and BGWV and (b) 50% of the membership interests of OPCO and Midstream (all such membership interests, collectively, the “Subject Membership Interests”) in exchange for $835.2 million in cash, subject to customary post-closing adjustments, for the Subject Membership Interests. The sale of the Subject Membership Interests is effective as of January 1, 2010. A description of the material terms of the Transfer Agreement can be found in item 1.01 of EXCO’s Form 8-K filed with the Commission on May 10, 2010.

The foregoing description of the Transfer Agreement is not complete and is qualified in its entirety by full text of the Transfer Agreement, a copy of which is filed herewith as Exhibit 10.8 and incorporated herein by reference.

Limited Guarantees

In connection with the Marcellus Transaction, the following guarantees were provided to support certain obligations of the parties:

•

at the time the Transfer Agreement was executed, BG Energy Holdings Limited, an affiliate of BG, provided a payment guarantee to EXCO Holding guaranteeing the payment obligations of BG under the Transfer Agreement and the payment obligations of BG with respect to certain carried costs under the Joint Development Agreement (the “BG MITA Guarantee”);

•	at the time the Transfer Agreement was executed, EXCO provided a performance guarantee to BG guaranteeing the obligations of EXCO Holding under the Transfer Agreement (the “EXCO MITA Guarantee”);

•

concurrently with the closing of the Marcellus Transaction, BG North America, LLC, an affiliate of BG, provided a payment guarantee (i) to EXCOPA, EXCOWV and OPCO guaranteeing the payment obligations of BGPA, BGWV and their affiliates under the JDA (excluding the carry obligation in the Joint Development Agreement) and (ii) to OPCO and EXCO Holding guaranteeing the payment obligations of BG and its affiliates under the OPCO LLC Agreement (the “BG Marcellus Guarantee”); and

•

concurrently with the closing of the Marcellus Transaction, EXCO provided a payment guarantee (i) to BGPA, BGWV and OPCO guaranteeing the payment obligations of EXCOPA, EXCOWV and their affiliates under the JDA and (ii) to OPCO and BG guaranteeing the payment obligations of EXCO Holding and its affiliates under the OPCO LLC Agreement (the “EXCO Marcellus Guarantee”).

The foregoing descriptions of the BG MITA Guarantee, the EXCO MITA Guarantee, the BG Marcellus Guarantee and the EXCO Marcellus Guarantee are not complete and are qualified in their entirety by the full text of the BG MITA Guarantee, the EXCO MITA Guarantee, the BG Marcellus Guarantee and the EXCO Marcellus Guarantee, copies of which are filed herewith as Exhibits 10.9, 10.10, 10.11 and 10.12 and incorporated herein by reference.

Use of Proceeds

The $835.2 million of cash proceeds received at the closing of the Marcellus Transaction were used to reduce the outstanding balance under EXCO’s credit facility, to fund EXCO’s share of an operating account for the Marcellus Transaction, to pay transaction costs and expenses and for other general corporate purposes. The borrowing base under EXCO’s credit facility was reduced from $1.3 billion to $1.2 billion as a result of the consummation of the Marcellus Transaction.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure

On June 1, 2010, EXCO issued a press release announcing, among other things, the signing of the Joint Development Agreement, the OPCO LLC Agreement and the Midstream LLC Agreement and the closing of the Marcellus Transaction, a copy of which is furnished as Exhibit 99.1.

In accordance with general instruction B.2 to Form 8-K, information contained in Exhibit 99.1 is being “furnished” and not “filed” with the Commission for purposes of Section 18 of the Securities Exchange Act of 1934, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information of EXCO with respect to the Marcellus Transaction for the year ended December 31, 2009 and three months ended March 31, 2010 are included as Exhibit 99.2 hereto.

(d)	Exhibits.

10.1	Joint Development Agreement, dated as of June 1, 2010, by and among EXCO Production Company (PA), LLC, EXCO Production Company (WV), LLC, BG Production Company, (PA), LLC, BG Production Company, (WV), LLC and EXCO Resources (PA), LLC.

10.2	Second Amended and Restated Limited Liability Company Agreement of EXCO Resources (PA), LLC, dated June 1, 2010, by and among EXCO Holding (PA), Inc., BG US Production Company, LLC and EXCO Resources (PA), LLC.

10.3	Second Amended and Restated Limited Liability Company Agreement of Appalachia Midstream, LLC, dated June 1, 2010, by and among EXCO Holding (PA), Inc., BG US Production Company, LLC and Appalachia Midstream, LLC.

10.4	Letter Agreement, dated June 1, 2010 and effective as of May 9, 2010, by and between EXCO Holding (PA), Inc. and BG US Production Company, LLC.

10.5	Ninth Supplemental Indenture, dated April 30, 2010, by and among EXCO Resources, Inc., EXCO Partners GP, LLC, EXCO GP Partners Old, LP, EXCO Partners OLP GP, LLC, EXCO Operating Company, LP, Vernon Gathering, LLC and Wilmington Trust Company, as trustee.

10.6	Tenth Supplemental Indenture, May 9, 2010, EXCO Resources, Inc., EXCO Holding (PA), Inc. and Wilmington Trust Company, as trustee.

10.7	Eleventh Supplemental Indenture, May 28, 2010, EXCO Resources, Inc., EXCO Production Company (PA), LLC, EXCO Production Company (WV), LLC, BG Production Company (PA), LLC, BG Production Company (WV), LLC, EXCO Resources (PA), LLC, Appalachia Midstream, LLC, EXCO Resources (XA), LLC and Wilmington Trust Company, as trustee.

10.8	Membership Interest Transfer Agreement, dated as of May 9, 2010, between EXCO Holding (PA), Inc. and BG US Production Company, LLC.

10.9	Guaranty, dated May 9, 2010, by BG Energy Holdings Limited in favor of EXCO Holding (PA), Inc., EXCO Production Company (PA), LLC and EXCO Production Company (WV), LLC.

10.10	Guaranty, dated May 9, 2010, by EXCO Resources, Inc. in favor of BG US Production Company, LLC.

10.11	Guaranty, dated June 1, 2010, by BG North America, LLC in favor of (i) EXCO Production Company (PA), LLC, EXCO Production Company (WV), LLC and EXCO Resources (PA), LLC; and (ii) EXCO Resources (PA), LLC and EXCO Holding (PA), Inc.

10.12	Guaranty, dated June 1, 2010, by EXCO Resources, Inc., in favor of: (i) BG Production Company (PA), LLC, BG Production Company (WV), LLC and EXCO Resources (PA), LLC; and (ii) EXCO Resources (PA), LLC and BG US Production Company, LLC.

99.1	Press Release dated June 1, 2010.

99.2	Unaudited pro forma financial information of EXCO Resources, Inc. for the year ended December 31, 2009 and three months ended March 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: June 7, 2010	By:	/S/ J. DOUGLAS RAMSEY
J. Douglas Ramsey, Ph.D.
Vice President - Finance

EXHIBIT INDEX

Exhibit Number	Description

10.1	Joint Development Agreement, dated as of June 1, 2010, by and among EXCO Production Company (PA), LLC, EXCO Production Company (WV), LLC, BG Production Company, (PA), LLC, BG Production Company, (WV), LLC and EXCO Resources (PA), LLC.

10.2	Second Amended and Restated Limited Liability Company Agreement of EXCO Resources (PA), LLC, dated June 1, 2010, by and among EXCO Holding (PA), Inc., BG US Production Company, LLC and EXCO Resources (PA), LLC.

10.3	Second Amended and Restated Limited Liability Company Agreement of Appalachia Midstream, LLC, dated June 1, 2010, by and among EXCO Holding (PA), Inc., BG US Production Company, LLC and Appalachia Midstream, LLC.

10.4	Letter Agreement, dated June 1, 2010 and effective as of May 9, 2010, by and between EXCO Holding (PA), Inc. and BG US Production Company, LLC.

10.5	Ninth Supplemental Indenture, dated April 30, 2010, by and among EXCO Resources, Inc., EXCO Partners GP, LLC, EXCO GP Partners Old, LP, EXCO Partners OLP GP, LLC, EXCO Operating Company, LP, Vernon Gathering, LLC and Wilmington Trust Company, as trustee.

10.6	Tenth Supplemental Indenture, May 9, 2010, EXCO Resources, Inc., EXCO Holding (PA), Inc. and Wilmington Trust Company, as trustee.

10.7	Eleventh Supplemental Indenture, May 28, 2010, EXCO Resources, Inc., EXCO Production Company (PA), LLC, EXCO Production Company (WV), LLC, BG Production Company (PA), LLC, BG Production Company (WV), LLC, EXCO Resources (PA), LLC, Appalachia Midstream, LLC, EXCO Resources (XA), LLC and Wilmington Trust Company, as trustee.

10.8	Membership Interest Transfer Agreement, dated as of May 9, 2010, between EXCO Holding (PA), Inc. and BG US Production Company, LLC.

10.9	Guaranty, dated May 9, 2010, by BG Energy Holdings Limited in favor of EXCO Holding (PA), Inc., EXCO Production Company (PA), LLC and EXCO Production Company (WV), LLC.

10.10	Guaranty, dated May 9, 2010, by EXCO Resources, Inc. in favor of BG US Production Company, LLC.

10.11	Guaranty, dated June 1, 2010, by BG North America, LLC in favor of (i) EXCO Production Company (PA), LLC, EXCO Production Company (WV), LLC and EXCO Resources (PA), LLC; and (ii) EXCO Resources (PA), LLC and EXCO Holding (PA), Inc.

10.12	Guaranty, dated June 1, 2010, by EXCO Resources, Inc., in favor of: (i) BG Production Company (PA), LLC, BG Production Company (WV), LLC and EXCO Resources (PA), LLC; and (ii) EXCO Resources (PA), LLC and BG US Production Company, LLC.

99.1	Press Release dated June 1, 2010.

99.2	Unaudited pro forma financial information of EXCO Resources, Inc. for the year ended December 31, 2009 and three months ended March 31, 2010.